Exhibit 99.1

August 8, 2003

Important Notice Concerning Your Rights Under the Courier Profit Sharing and Savings Plan. This notice is to inform you that the Courier Profit Sharing and Savings Plan will be transitioning from Mellon HR Solutions to Fidelity Investments, effective October 15, 2003.

Courier Corporation is pleased to announce changes to the Courier Profit Sharing and Savings Plan (PSSP). These changes will offer you increased flexibility and greater convenience when managing your PSSP account.

Over the next few months, we will be transitioning the investment, trustee, and recordkeeping services to Fidelity Investments.® This guide provides you with important information so that you can plan ahead for the transition to Fidelity. Included is information about:

•                  New Plan Features

•                  Plan Ahead for the Blackout Period

•                  Calendar of Events

•                  Mapping of Investment Options

•                  Descriptions of Investment Options

If you are a director or executive officer of Courier Corporation who has previously acquired shares of Courier Corporation common stock in connection with your service or employment as a director or executive officer, you will be restricted from directly or indirectly selling or otherwise acquiring or transferring any shares of Courier Corporation common stock during the Blackout Period, other than purchase of shares through the Company’s Employee Stock Purchase Plan or any purchase or sale of shares through a valid and pre-existing 10b5-1 plan.

New Plan Features

What’s New

What this means to you

Lineup of investment options

In order to offer you the opportunity to create a well-diversified and appropriate portfolio of investments for your retirement savings, the lineup of investment options is being modified.

Four investment options that are currently available in the Plan will remain— Strong Government Securities Fund, Fidelity Equity-Income II Fund, Vanguard 500 Index Fund, and Fidelity Magellan® Fund — and six new options are being introduced.

More information about all ten investment options can be found in the Descriptions of Investment Options section.

24-hour account information* Through Fidelity NetBenefits® online account service and the Fidelity Retirement Benefits Line phone system

Just look at what you’ll be able to do upon the completion of the transition . . . whenever it’s convenient for you!

•      Get current account information and chart your retirement savings

•      Request an allowable withdrawal from your account

•      Request exchanges between investment options

•      Change your payroll deferral/contribution amount (subject to IRS limits)

•      Request mutual fund prospectuses

•      Get Plan information

•      Model or request a loan

•      Change the way future contributions are invested

* There is a systems maintenance period when some phone services may not be available.	www.401k.com – 1-800-835-5095
Representatives are available to speak to you Monday – Friday, 8:30 a.m.– 8:00 p.m., in your local time zone.

Personal Identification Number (PIN) setup

When you first contact Fidelity Investments (either through the toll-free phone number or the Internet) you will be required to set up your own PIN. You will enter this number each time you contact Fidelity. To set up your PIN you will be asked the following information:

•      Social Security number

•      ZIP code

•      Birth date

•      Mother’s maiden name

If you forget your PIN, you can reset it by contacting Fidelity through the toll-free number or Internet. You will have access to your account immediately after establishing your PIN.

Fidelity E-LearningSM Workshops	Online workshops that teach the fundamentals of retirement savings. These Web-based workshops are designed to be completed at your own pace over multiple learning sessions.

Fidelity PortfolioPlanner®

Plan for your financial goals, model different strategies, and learn more about money management-all at your own pace.

Fidelity PortfolioPlanner® helps you create a plan for reaching important goals like these:

•      A comfortable retirement

•      College education

•      Home ownership

•      Any large expenditure

Fidelity PortfolioPlanner is a service of Strategic Advisers, Inc., a registered investment adviser and Fidelity Investments company.

Plan Ahead for the Blackout Period

In order to ensure that all information is transferred accurately from your current Plan account at Mellon HR Solutions to your new Plan account at Fidelity, there will be a period of time when you will be unable to direct or diversify investments in your individual account, obtain a loan from the Plan, or obtain a distribution from the Plan. This time, during which you will be unable to exercise your rights otherwise available under the Plan, is called a “Blackout Period” and begins at
4 p.m. Eastern time on October 3, 2003, and is expected to end on October 31, 2003. Please note that the Blackout Period for some transactions (such as requesting exchanges) does not extend for this entire time frame. Further details are available on the Calendar of Events on page 4.

Payroll deductions will continue to be deducted from your pay and invested in your Plan account during the Blackout Period. Loan repayments received during the Blackout Period will be invested in the Fidelity Retirement Money Market Portfolio until the Blackout Period ends. At that time, loan repayments and any associated earnings will be posted to your account according to your investment elections.

Please carefully review the Calendar of Events. The Blackout Period may end earlier or later. For information regarding the possibility of transactions being available earlier or later than the expected end date, you may contact Fidelity at 1-800-835-5095. An updated notice will be provided if it is practical to do so (that is, if there is sufficient time). Whether or not you are planning retirement in the near future, we encourage you to carefully consider how this Blackout Period may affect your retirement planning, as well as your overall financial plan.

During the Blackout Period you will be unable to direct or diversify the assets held in your PSSP account. For this reason, it is very important that you review and consider the appropriateness of your current investments in light of your inability to direct or diversify those investments during the Blackout Period. For your long-term retirement security, you should give careful consideration to the importance of a well-balanced and diversified investment portfolio, taking into account all your assets, income, and investments. You should be aware that there is a risk to holding a substantial portion of your assets in the securities of any one company, as individual securities tend to have wider price swings, up and down, in short periods of time, than investments in diversified funds. Stocks that have wide price swings might have a large loss during the Blackout Period, and you would not be able to direct the sale of such stocks from your account during the Blackout Period.

Please keep this guide to reference
throughout the transition to Fidelity.

Calendar of Events

Please review the calendar of events so that you can understand how account activities will be affected during the Blackout Period. This calendar will help you plan for any transactions you would like to make before the Blackout
Period begins.

Date	Plan Activities	What this means to you
October 3, 2003

Last day Mellon HR Solutions will accept the required paperwork to process these transactions:

•      New enrollments

•      Rollovers into the Plan

•      Loans

•      In-service withdrawals

•      Hardship withdrawals

•      Full distributions

If you need to conduct any of these activities, please be sure to mail your paperwork prior to this date. Paperwork relating to these activities that is received by October 3, 2003, will be processed by Mellon HR Solutions on October 8, 2003.

October 10, 2003 By 4 p.m. Eastern time

Last day to process these transactions through Mellon HR Solutions:

•      Request exchanges (transfer) between your current investment options

•      Change your future investment elections (asset mix)

•      Change your contribution amount (payroll deduction)

You may wish to review your account with Mellon HR Solutions prior to October 10, 2003. Additionally, it may be helpful to do the following:

•      Review how your investment options will transfer  (see the Mapping of Investment Options chart on page 5)

•      Learn more about the new investment options  (by reviewing the Descriptions of Investment Options)

•      Decide if you are going to change how your current balances are invested (or how your current payroll contributions are invested) and, therefore, how they will transfer

After you have had the opportunity to evaluate your situation, you may find that your existing investment strategy is just right. If so, you do not need to do anything; however, if you would like to make changes prior to the transfer of your investments, you must do so no later than 4 p.m. Eastern time on October 10, 2003.

October 14, 2003	Account balances will be valued after the close of the market, usually 4 p.m. Eastern time. This is also the last day that you can view your account balance with Mellon HR Solutions.	This is the last day that your balances are invested with Mellon HR Solutions. You will receive a final Mellon HR Solutions account statement in October showing your ending balance for this date.

October 15, 2003	Courier Profit Sharing and Savings Plan assets are scheduled to transfer to Fidelity according to the new investment options.	Fidelity officially takes over as provider of recordkeeping services. Courier Plan assets will be invested in the mapped options on October 15, 2003.

October 28, 2003	Blackout is expected to end for certain transactions.

Fidelity phone and online services are now open for the following:

•      Request exchanges (transfers) among investment options

•      PIN setup

•      Check your account balance

•      Change your future investment elections

•      Change your contribution amount

•      Enroll in the Plan

•      Roll over balances from another employer-sponsored plan

•      Order prospectuses and Plan literature

October 31, 2003	End of the Blackout Period.	Full services are available. In addition to the transactions listed above, you may also: • Request loans, withdrawals, and distributions

November 2003	Your final Mellon HR Solutions account statement is mailed.	This statement will reflect details of your account from July 1, 2003, to October 14, 2003.

Late November/ Early December 2003	A conversion statement from Fidelity is mailed.	This statement will show details of your account transfer from Mellon HR Solutions to Fidelity on October 15, 2003.

The effective date of Plan changes and the end of the blackout period depend upon the accurate, timely transfer of data. If this does not occur, the delivery of services and investment options described here could be delayed.

Mapping of Investment Options

Until October 14, 2003, your payroll contributions, company contributions, and current account balances will continue to be invested in the Current Investment Options listed in the chart below.

On October 15, 2003, your October 14, 2003, account balances are scheduled to transfer to the New Investment Options, as determined by Courier Corporation, listed in the chart below. Any payroll and company contributions on or after October 10, 2003, will be invested in these new investment options as well. All such amounts will remain invested in these new investment options until October 28, 2003, when you may begin requesting exchanges.

Please review the mapping chart below to see how your account balance will transfer to the new investment options. If you do not want your investments to transfer as shown below, you must make an exchange (transfer) in your current Plan before the Blackout Period begins on October 10, 2003.

Current Investment Options		New Investment Options
Dreyfus Institutional Prime Money Market Fund	Þ	Fidelity Retirement Money Market Portfolio
Dreyfus Lifetime Portfolios, Inc.: Income Portfolio	Þ	Dodge & Cox Income Fund
Strong Government Securities Fund – Investor Class	Þ	Strong Government Securities Fund – Investor Class (This fund remains in the Plan.)
Dreyfus Premier Balanced Fund – Class R	Þ	The Oakmark Equity and Income Fund – Class I
Dreyfus Lifetime Portfolios, Inc.: Growth and Income Portfolio	Þ	The Oakmark Equity and Income Fund – Class I
Fidelity Equity-Income II Fund	Þ	Fidelity Equity-Income II Fund (This fund remains in the Plan.)
Vanguard 500 Index Fund – Investor Class	Þ	Vanguard 500 Index Fund – Admiral Class (This fund remains in the Plan.)
Dreyfus Emerging Leaders Fund	Þ	Fidelity Low-Priced Stock Fund*
Dreyfus Lifetime Portfolios, Inc.: Growth Portfolio	Þ	Fidelity Magellan® Fund
Fidelity Magellan® Fund	Þ	Fidelity Magellan® Fund (This fund remains in the Plan.)
Janus Adviser International Fund	Þ	First Eagle Overseas Fund – Class I

In those instances where the Current Investment Options are mapping to different investment options, balances will be liquidated as of 4 p.m. Eastern time, October 14, 2003, and invested in the New Investment Options as of 4 p.m. Eastern time on October 15, 2003.

For participants who were hired before 1995, who may still be invested in the Courier Corporation Stock Fund, any balances in the fund will remain in the fund after the transfer to Fidelity.

In addition to the new investment options listed above, Fidelity Mid-Cap Stock Fund* will also be available following the conversion on October 15, 2003. Participant balances will not map to this investment option, so if you are interested in adding this fund to your existing portfolio, please contact Fidelity by phone or online (on or after October 15, 2003). In the meantime, learn more about this investment choice in the Descriptions of Investment Options section!

*Important information you need to know about short-term trading fees.

Each of these investment options carries a short-term trading fee, which is charged by the fund to discourage the short-term buying and selling of fund shares. During the transition period, the “holding period” for purchase of the shares will begin on October 15, 2003. Shares sold from your account before the end of the short-term trading fee waiting period will be subject to the fee on the portion of shares you sold.

•                  Fidelity Low-Priced Stock Fund: 1.5% for shares held less than 90 days.

•                  Fidelity Mid-Cap Stock Fund: 0.75% for shares held less than 30 days.

Descriptions of Investment Options

Fidelity Retirement Money Market Portfolio

Fund code: 00630

Ticker: FRTXX

What it is: A Fidelity money market mutual fund.

Goal: Seeks to provide as high a level of current income as is consistent with the preservation of principal and liquidity.

What it invests in: Invests in U.S. dollar-denominated money market securities and repurchase agreements for those securities. The fund may also enter into reverse repurchase agreements. The fund also invests more than 25% of its assets in the financial services industry. An investment in this portfolio is not guaranteed or insured by the FDIC or any other government agency. Although this money market fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in this fund. Yield will vary.

Dodge & Cox Income Fund

Fund code: 92767

Ticker: DODIX

What it is: An income mutual fund.

Goal: Provide high current income consistent with long-term preservation of capital. Capital appreciation is a secondary objective of the fund.

What it invests in: A diversified portfolio of fixed-income securities including U.S. government obligations and investment grade debt securities. The Fund may also invest in lower-rated debt securities, which involve greater risks. Share price, yield and return will vary.

Managed by Dodge and Cox, which provided the description for this fund.

Strong Government Securities Fund – Investor Class

Fund code: 99868

Ticker: STVSX

What it is: An intermediate-term government bond fund.

Goal: Seeks total return by investing for a high level of current income with a moderate degree of share-price fluctuation.

What it invests in: Invests primarily in higher-quality bonds issued by the U.S. government or its agencies. Fund shares are neither insured or guaranteed by the U.S. Government. Yield and return will vary.

Investor Class shares are available through the plan. Managed by Strong Capital Management, Inc., which provided the description for this fund.

The Oakmark Equity and Income Fund – Class I

Fund code: 22433

Ticker: OAKBX

What it is: A balanced mutual fund.

Goal: Provide high current income and preservation of capital.

What it invests in: Primarily in a diversified portfolio of U.S. equity and fixed-income securities. The fund invests approximately 50-75% of its total assets in equity securities, including securities convertible into equity securities, 25-50% of its assets in U.S. government securities and debt securities rated at time of purchase within the two highest grades assigned by Moody’s Investors Service, Inc. or Standard and Poor’s Corporation, and up to 20% in unrated or lower rated debt securities (which involves greater risk). The fund searches for companies selling at a discount as compared with their true underlying value. Investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods. Share price, yield and return will vary.

Class I shares are available through the plan. Managed by Harris Associates L.P., which provided the description for this fund.

Fidelity Equity-Income II Fund

Fund code: 00319

Ticker: FEQTX

What it is: A growth and income mutual fund.

Goal: Seeks to provide reasonable income. In pursuing this objective, the fund will also consider the potential for capital appreciation. The fund seeks to provide a yield that exceeds the composite yield of the S&P 500® Index.

What it invests in: Normally invests at least 80% of its assets in income-producing equity securities, which tends to lead to investments in large cap “value” stocks. The fund may potentially invest in other types of equity securities and debt securities, including lower-quality debt securities. Lower-quality debt securities involve greater risk of default or price changes due to potential changes in the credit quality of the issuer. The fund may invest in securities of domestic or foreign issuers. Share price and return will vary.

The S&P 500® Index is a registered service mark of The McGraw-Hill Companies, Inc., and has been licensed for use by Fidelity Distributors Corporation and its affiliates. It is an unmanaged index of the common stock prices of 500 widely held U.S. stocks that includes the reinvestment of dividends.

To order a current prospectus for these mutual funds, call
Fidelity at 1-800-343-3548 or go on lin to www.fidelity.com.

Vanguard 500 Index Fund – Admiral Class

Fund code: 23685

Ticker: VFIAX

What it is: A growth and income stock mutual fund.

Goal: To match the performance and risk of the S&P 500® Index.

What it invests in: All 500 stocks in the S&P 500® Index in approximately the same proportion as they are represented in the index. The overall risk level of the fund is moderate to aggressive. Share price and return will vary.

Admiral Class shares are available through the plan. Managed by Vanguard’s Quantitative Equity Group and distributed by Vanguard Marketing Corporation, which provided the description for this fund.

The S&P 500® Index is a registered service mark of The McGraw-Hill Companies, Inc., and has been licensed for use by Fidelity Distributors Corporation and its affiliates. It is an unmanaged index of the common stock prices of 500 widely held U.S. stocks that includes the reinvestment of dividends.

Fidelity Low-Priced Stock Fund

Fund code: 00316

Ticker: FLPSX

What it is: A growth mutual fund.

Goal: Seeks to provide capital appreciation.

What it invests in: Normally invests at least 80% of its assets in low-priced stocks (those priced at or below $35 per share), which can lead to investments in small and medium-sized companies. The fund may potentially invest in stocks not considered low priced. Investments in smaller companies may involve greater risk than those of larger, more well known companies. The fund may invest in securities of domestic and foreign issuers. The fund may invest in “growth” or “value” stocks, or both. If you sell any of your shares after holding them for less than 90 days, the fund will deduct a short-term trading fee from your account equal to 1.5% of the value of the shares sold. Share price and return will vary.

Something to Consider

Any balance you have in Dreyfus Emerging Leaders Fund as of October 14, 2003, will transfer to Fidelity Low-Priced Stock Fund on October 15, 2003. Upon completion of the transition, if you elect to exchange out of the Fidelity Low-Priced Stock Fund before January 14, 2004, the short-term trading fee will be deducted from your account when the exchange is processed (1.5% of the value of number of shares sold).

For all future contributions and/or exchanges into the Fidelity Low-Priced Stock Fund and the Fidelity Mid-Cap Stock Fund made after October 15, 2003, the holding period on new shares purchased in your account will begin the day those contributions or exchanges into the fund are processed.

Whenever you process an exchange through Fidelity in the future, you will be informed automatically if a short-term trading fee will be assessed, and the amount of that fee, before completing your exchange transaction.

Fidelity Magellan® Fund

Fund code: 00021

Ticker: FMAGX

What it is: A growth mutual fund.

Goal: Seeks to provide capital appreciation.

What it invests in: Normally invests primarily in common stocks. The fund may invest in securities of domestic and foreign issuers. The fund may invest in “growth” or “value” stocks, or both. Not more than 40% of the fund’s assets may be invested in companies operating exclusively in any one foreign country. Share price and return will vary.

Fidelity Mid-Cap Stock Fund

Fund code: 00337

Ticker: FMCSX

What it is: A growth mutual fund.

Goal: Seeks to provide long-term growth of capital.

What it invests in: Normally invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell Midcap® Index or the S&P® MidCap 400 Index). The fund may potentially invest in companies with smaller or larger market capitalizations. Investments in mid-sized companies may involve greater risk than those of larger, more well known companies, but may be less volatile than investments in smaller companies. The fund may invest in securities of domestic and foreign issuers. If you sell any of your shares after holding them for less than 30 days, the fund will deduct a short-term trading fee from your account equal to 0.75% of the value of the shares sold. Share price and return will vary.

First Eagle Overseas Fund – Class I

Fund code: 46453

Ticker: SGOIX

What it is: A growth mutual fund that invests internationally.

Goal: Seeks to provide long-term growth of capital.

What it invests in: The fund invests primarily in equities issued by non-U.S. corporations. The fund will invest primarily in small and medium size companies traded in mature markets and may invest in emerging markets. Foreign investments, especially those in emerging markets, involve greater risk and may offer greater potential returns than U.S. investments. This risk includes the political and economic uncertainties of foreign countries, as well as the risk of currency fluctuations. Investments in smaller companies may involve greater risk than those in larger, better-known companies. Share price and return will vary.

Class I shares are available through the plan. Managed by Arnhold and S. Bleichroeder Advisers, Inc., which provided the description for this fund.

First Eagle Overseas Fund was formerly known as First Eagle Sogen Overseas Fund.

To order a current prospectus for these mutual funds, call
Fidelity at 1-800-343-3548 or go on lin to www.fidelity.com.

Attend a Retirement Plan Transition Workshop!

Learn more about the exciting changes in the Courier Profit Sharing and Savings Plan by attending an on-site workshop conducted by a Fidelity representative.

August 18
Mineola

August 19
N. Bergen
(Spanish sessions will be offered)

August 20 & 21
Kendallville

August 22
Philadelphia

August 27
Westford and Stoughton

August 28
Westford and N. Chelmsford

Stay tuned for specific times (details provided by your Human Resources Department).

Questions?

If you have any questions concerning your Plan account before October 15, 2003, call a Mellon HR Solutions Savings Plan Specialist toll free at 1-888-401-LION (5466) any business day between the hours of 9:00 a.m. and 8:00 a.m. Eastern time. Information is also available in touch-tone service. You can also obtain account information and initiate transactions through the Mellon HR Solutions @ccess Web site at drs.dreyfus.com.

If you have any questions about the transition of the Plan to Fidelity, please call Diana Sawyer, Courier Human Resources, at 1-978-251-6267.

Or write:

Courier Corporation

Human Resources Department

15 Wellman Avenue

N. Chelmsford, MA 01863

Once the Blackout Period has ended, you may call the Fidelity Retirement Benefits Line toll free at 1-800-835-5095, Monday through Friday (excluding New York Stock Exchange holidays), between 8:30 a.m. and 8:00 p.m., in your local time zone, to speak with a Service Center Representative.

The investment options available through the Plan reserve the right to modify or withdraw the exchange privilege.

Please be sure you understand the Plan guidelines and impact of taking a loan before initiating a loan from your Plan account.

Please be sure you understand the tax consequences of any withdrawal from the Plan.

Unless otherwise noted, transaction requests confirmed after the close of the market, normally 4 p.m. Eastern time, or on weekends or holidays, will receive the next available closing prices.

Please note: The share class for Vanguard 500 Index Fund will be changing from Investor Class to Admiral Class.

For more complete information about any of the mutual funds available through the plan, including fees and expenses, call or write Fidelity for free prospectuses. Read them carefully before you invest.

Fidelity Investments Institutional Services Company, Inc., 82 Devonshire Street, Boston, MA 02109

350691	NIMC-CBR-COURIER-TBRO
8.03	1.788899.100